UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Farmer BRos. Co.
(Name of Registrant as Specified in Its Charter)

Carol Farmer Waite

Carol L. Waite Trust

1964 Jeanne Ann Farmer Grossman Trust

1964 Richard Francis Farmer Trust

1964 Roy Edward Farmer Trust

1964 Carol Lynn Farmer Waite Trust

1969 Roy Edward Farmer Trust

1969 Jeanne Ann Farmer Trust

1969 Richard Francis Farmer Trust

1969 Carol Lynn Farmer Waite Trust

1969 Roy F. Farmer Trust

1969 Emily Marjorie Farmer Trust

1972 Roy Edward Farmer Trust

1972 Carol Lynn Farmer Waite Trust

1972 Jeanne Anne Farmer Grossman Trust

1972 Richard Francis Farmer

1972 Roy F. Farmer Trust

1972 Emily Marjorie Farmer Trust

1987 Roy F. Farmer Trust I

1987 Roy F. Farmer Trust II

1987 Roy F. Farmer Trust III

1987 Roy F. Farmer Trust IV

1988 Roy F. Farmer Trust I

Farmer Insurance Trust

1984 Jonathan Michael Waite Trust

The 2012 Waite Trust

2012 Grossman Irrevocable Trust

Austin Waite

Emily Waite

Jonathan Michael Waite

Suzanna Waite

Scott Grossman

Brett Grossman

Brynn Grossman

Tom Mortensen

John Samore, Jr.,

Jennifer Gonzalez-Yousef

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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The following materials were provided to participants in the Farmers Bros. Co. Amended and Restated Employee Stock Ownership Plan (the “Plan”), held in the Farmer Bros. Co. Employee Stock Ownership Trust by GreatBanc Trust Company, as trustee of the Plan, in order to provide plan participants with procedural instructions regarding directing the trustee’s voting of shares held in the Plan.

MATERIALS FROM SAVE FARMER BROS.

To:	Participants in the Farmer Bros. Co. Amended and Restated Employee Stock Ownership Plan, held in the Farmer Bros. Co. Employee Stock Ownership Trust (the “Plan”)

Re:	The 2016 Annual Meeting of Stockholders of Farmer Bros. Co.

GreatBanc Trust Company serves as trustee under the Farmer Bros. Co. Employee Stock Ownership Trust (the “Trust”).  As a participant in and a named fiduciary (i.e., the responsible party identified in the voting section of the Plan and the Trust) under the Plan, you have the right to direct GreatBanc Trust Company, as trustee, how to vote the shares of Farmer Bros. Co. common stock allocated to your Plan account.  The Plan and Trust provide that the trustee will vote the shares for which voting instructions have not been received, as well as any unallocated shares, in the trustee’s sole discretion, which is a change from previous years.

The 2016 Annual Meeting of Stockholders of Farmer Bros. Co. (the “Company” or “Farmer Bros.”) will be held on December 8, 2016. The Carol L. Waite Trust, together with certain other individuals who joined the Carol L. Waite Trust in its solicitation (collectively, “Save Farmer Bros.”) has prepared a solicitation of Company stockholders regarding the following purposes:

1. To elect Save Farmer Bros.’s three (3) nominees, Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef (each a “Nominee” and, collectively, the “Nominees”), to the Board as Class I directors to serve for three-years’ terms of office expiring at the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017;

3. To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers; and

4.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Enclosed please find materials including the Proxy Statement prepared by Save Farmer Bros.  Please review these materials carefully before completing a voting instruction form, either WHITE or GOLD as explained below.  You will not be entitled to vote the Farmer Bros. shares allocated to your Plan account in person at the 2016 Annual Meeting of Stockholders and must return either a WHITE or GOLD form if you wish to vote your Plan shares.

If you wish to vote the shares allocated to your Plan account in favor of Save Farmer Bros.’ nominees, you must complete, sign, date and return the enclosed WHITE voting instruction form or submit your voting instructions by telephone or Internet in accordance with the instructions set forth in the enclosed WHITE voting instruction form.  If you wish to vote the shares allocated to your Plan account in favor of the Farmer Bros.’ nominees, you must complete the GOLD voting instruction form that will be sent to you under separate cover.

Please note that a separate solicitation of stockholders (the “Farmer Bros. Solicitation”) has been prepared by the Company.  The undersigned trustee under separate cover will be sending you information regarding the Farmer Bros. Solicitation, including a Proxy Statement prepared by the Company.  The Company has submitted a separate slate of three nominees to serve as directors of Farmer Bros.  In order to instruct the trustee to vote for the Nominees, you must follow the instructions set forth in the enclosed WHITE voting instruction form.  In order to vote for the Farmer Bros. nominees, you must follow the instructions set forth in the GOLD voting instruction form that will be sent to you under separate cover.   It is important that you understand that the latest dated voting instruction form received by the trustee will be the instruction form used by the trustee to vote the Company shares allocated to your account under the Plan.

The number of shares of Farmer Bros. Co. that you are eligible to vote is based on the balance of your Plan account on October 17, 2016, the record date for the determination of stockholders eligible to vote.  Your instructions are confidential, will not be shared with the Company or any of its employees, directors, executives or representatives, or any member of Save Farmer Bros., and will be known only by GreatBanc Trust Company or its independent tabulation agent.  We encourage you to exercise your voting rights under the Plan.  Please review the enclosed documents carefully before deciding how to vote the shares of Farmer Bros. Co. allocated to your Plan account.

Please mark, sign and date the enclosed WHITE voting instruction form or the GOLD voting instruction form sent to you under separate cover in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope or submit your voting instructions by telephone or Internet in accordance with the instructions set forth in the enclosed WHITE voting instruction form or GOLD voting instruction form that will be sent to you under separate cover.  We cannot give assurance that voting instruction forms received later than 5:00 p.m., Eastern Standard Time, on December 5, 2016 will be honored.

If you do not timely return either a WHITE or a GOLD voting instruction form or submit your voting instructions by telephone or Internet in accordance with the instructions set forth in the enclosed WHITE voting instruction form or GOLD voting instruction form, then the shares held in your Plan account will be voted by the trustee in its sole discretion

Your voting instruction form will be kept strictly confidential.

Very truly yours,

GREATBANC TRUST COMPANY AS TRUSTEE OF THE FARMER BROS. CO. EMPLOYEE STOCK OWNERSHIP TRUST